Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

(17) Subsequent Events

    On February 15, 2018, The Company completed a $300 million, seven-year fixed rate term financing with a lender group comprised of a financial institution and on institutional investor.  The facility was issued by Textainer Marine Containers VI Limited (“TMCL VI”), an indirect wholly-owned subsidiary of the Company. The facility is partially amortized and the remaining principal is due in full in seven years. The weighted average life of the facility is approximately five years and is secured by a pledge of TMCL VI’s containers. The proceeds of the facility were used to paydown certain of the Company’s short-term debt.

In February 2018, the company concluded a purchase of approximately 18,000 containers that we had been managing for an institutional investor for a total purchase consideration of $13.2 million.